POWER OF ATTORNEY


     The undersigned director(s) of Portland General Corporation hereby appoint(s) Alvin Alexanderson, Joseph M. Hirko and Joseph E. Feltz, and each of them generally, as the attorney-in-fact, in any and all capacities stated herein, to execute on behalf of the undersigned and to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Portland General Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1995.


 Dated:  FEBRUARY 6, 1996
         Portland, Oregon


    /S/ GWYNETH GAMBLE BOOTH
Gwyneth Gamble Booth                       Jerry E. Hudson


    /S/ PETER J. BRIX
Peter J. Brix                              Warren E. McCain


    /S/ CAROLYN S. CHAMBERS                      /S/ JEROME J. MEYER
Carolyn S. Chambers                        Jerome J. Meyer


    /S/ JOHN W. CREIGHTON, JR.                   /S/ RANDOLPH L. MILLER
John W. Creighton, Jr.                     Randolph L. Miller


    /S/ KEN L. HARRISON                          /S/ BRUCE G. WILLISON
Ken L. Harrison                            Bruce G. Willison

                         POWER OF ATTORNEY


     The undersigned director(s) of Portland General Electric Company hereby appoint(s) Alvin Alexanderson, Joseph M. Hirko and Joseph E. Feltz, and each of them generally, as the attorney-in-fact, in any and all capacities stated herein, to execute on behalf of the undersigned and to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Portland General Electric Company Annual Report on Form 10-K for the fiscal year ended December 31, 1995.


 Dated:  FEBRUARY 6, 1996
         Portland, Oregon


    /S/ GWYNETH GAMBLE BOOTH
Gwyneth Gamble Booth                       Jerry E. Hudson


    /S/ PETER J. BRIX
Peter J. Brix                              Warren E. McCain


    /S/ CAROLYN S. CHAMBERS                      /S/ JEROME J. MEYER
Carolyn S. Chambers                        Jerome J. Meyer


    /S/ JOHN W. CREIGHTON, JR.                   /S/ RANDOLPH L. MILLER
John W. Creighton, Jr.                     Randolph L. Miller


    /S/ KEN L. HARRISON                          /S/ BRUCE G. WILLISON
Ken L. Harrison                            Bruce G. Willison